                                                             Rule 497(e)
                                                             File No. 33-89506



                         BERTHEL GROWTH & INCOME TRUST I
                           a Delaware business Trust

                          SUPPLEMENT DATED JUNE 4, 1997
                        TO PROSPECTUS DATED JUNE 21, 1995

     The following is added on page 5 of Cumulative Supplement No. 3 to
Prospectus  dated June 21, 1995, immediately preceding "B.   FEE TABLE AND
EXPENSES SUMMARY - Page 4 of the Prospectus":

     The Trust has, for most of its existence, deployed a significant portion of its funds in a Temporary Investment in the Fidelity Daily Money Market Money Fund ("Fidelity Fund"). The Staff of the Division of Investment Management of the Securities and Exchange Commission has indicated to the Trust and the Trust Advisor its view that investment by the Trust in the Fidelity Fund, to the extent it exceeded 5% of the Trust's assets, was in violation of Section 12(d)(1) of the Investment Company Act because, unlike a certificate of deposit, bank money market account, or similar investment, the Fidelity Fund is a registered investment company that charges a management fee. The Trust Advisor has determined to credit to the Trust against management fees payable in the third quarter of 1997, the approximate fees and expenses charged by the Fidelity Fund for management of amounts, in excess of 5% of the assets of the Trust, invested by the Trust in the Fidelity Fund.